Exhibit 10.17

THIRD AMENDMENT TO LICENSE AGREEMENT

This amendment dated 31 July, 2014, is by and between Cytopherx (“LICENSEE”) and the Regents of the University of Michigan (“MICHIGAN”).

WHEREAS, Nephrion, now doing business as Cytopherx (“LICENSEE”) and MICHIGAN entered into a license agreement dated 16 October 2007, entered into a First Amendment 22 March 2011, and entered into a Second Amendment 8 August 2013 (collectively the “License Agreement”); and

WHEREAS, MICHIGAN and LICENSEE desire to modify certain provisions of the License Agreement as provided herein.

NOW THEREFORE, MICHIGAN and LICENSEE hereby agree as follows:

1. The annual minimum royalties due under Paragraph 4.3 for 2014 shall be deferred and paid in full with the 2015 Annual Fee. For clarity, in June 30, 2015, a total of $70,000 shall be due.

2. Patent costs owed by LICENSEE as of July 31, 2014 of $31,316.90 shall be payable in two installments of $15,658.45 on August 31, 2014 and September 30, 2014. All ongoing costs incurred by MICHIGAN after July 31, 2014 shall be paid according to Paragraph 7.3.

3. Except as specifically modified and amended above, all other terms and conditions of the License Agreement remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the parties have entered into this Amendment to the Amended Agreement as of the date and year first above-written.

CYTOPHERX, INC.		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Charles J. Fisher, Jr.	By:	/s/ Kenneth J. Nisbet
Title: Executive Chair		Title: Associate VP for Research, UM Tech Transfer

APPENDIX A: MICHIGAN FILES 37178

PATENT APPLICATIONS, ISSUED PATENTS AND MICHIGAN FILES

File Number	Status	Filing Date	Serial Num	Issue Date	Patent Num
3718	Issued	5/29/08	12/201,576	8/28/12	8,251,941
	Issued	6/30/10	12/827,594	4/23/12	8,425,445
	Issued	6/30/10	12/827,601	4/30/13	8,430,832
	Issued	6/30/10	12/827,606	4/2/13	8,409,126
	Issued	6/30/10	13/593,169	4/23/13	8,425,447
	Pending	4/15/11	13/087,995
	Pending	6/25/12	13/531,870
	Pending	6/25/12	13/531,872
	Pending	8/23/12	13/593,127

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